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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-65204) of Onyx Acceptance Corporation of our report dated June 18, 2002 relating to the financial statements of The Onyx Acceptance Corporation 401(k) Savings Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP



Orange County, California
July 1, 2002